Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of National Vision, Inc. (the “Company”) on Form 10-K for the period ending December 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Reade Fahs, Chief Executive Officer of the Company and I, Angus C. Morrison, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to National Vision, Inc. and will be retained by National Vision, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Reade Fahs Reade Fahs Chief Executive Officer June 3, 2003

/s/ Angus C. Morrison Angus C. Morrison Chief Financial Officer June 3, 2003